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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 5, 2003


                                 TVI CORPORATION
             (Exact name of registrant as specified in its charter)



           Maryland                    010-10549                 52-1085536
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



                 7100 Holladay Tyler Road, Glenn Dale, MD 20769
                    (Address of Principal Executive Offices)

                                 (301) 352-8800
              (Registrant's telephone number, including area code)











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Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


         On November 5, 2003 TVI Corporation issued the attached press release in connection with the announcements of its third quarter 2003 earnings.

         The information contained in this Item 12 and incorporated by reference herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

          SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION
                              REFORM ACT OF 1995:

         Matters discussed in the attached press release contain forward-looking statements within the meaning of the safe-harbor provisions of the Securities Exchange Act of 1934. Certain statements contained in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 199.15. These statements may be identified by the use of forward-looking words or phrases such as "should", "believes", expects", "might result", and others. These forward-looking statements involve risks and uncertainties and are not guarantees of future performance, as actual results could differ materially from our current expectations. Such risks and uncertainties include achieving order and sales levels to fulfill revenue expectations; our ability to respond to changes in the counter-terrorism, military, public safety, and first responder communities; adverse changes in governmental regulations; expected costs or charges, certain of which may be outside the control of the Company; the time and costs involved in the marketing and promotion for our products; the possible cancellation of orders for our products; general economic and business conditions; and competitive factors in our markets and industry generally. Numerous other factors could cause or contribute to such differences, including, but not limited to, those set forth in the Company's Annual Report to Stockholders, 10-KSB, 10-QSB, and other SEC filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of the press release. The Company does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of the press release.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

         Exhibit No.       Description
         -----------       -----------

         99.1              Press Release dated  November 5, 2003 entitled  ""TVI
                           Corporation   Third  Quarter   Sales   Increase  135%
                           Operating Income Increases 188%."









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                              TVI CORPORATION
                                                              (Registrant)



Date: November 5, 2003           By:    /s/ Richard V. Priddy
                                    --------------------------------------------
                                    Name: Richard V. Priddy
                                    Title: President and Chief Executive Officer
































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                                  EXHIBIT INDEX
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Exhibit No.       Description
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99.1              Press Release dated November 5, 2003 entitled "TVI Corporation
                  Third Quarter Sales Increase 135% Operating Income Increases 188%."


































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